Exhibit 10.1
EXECUTION VERSION
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
FIRST AMENDMENT, dated as of March 13, 2008 (this “Amendment”), to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of September 4, 2007 (the “Receivables Purchase Agreement”), by and among LOL SPV, LLC, a Delaware limited liability company, as Seller (“Seller”), LAND O’LAKES, INC., a Minnesota cooperative corporation (“LOL”), as initial Servicer (“Servicer”), COBANK, ACB, a federally chartered instrumentality of the United States (“CoBank”), and any other Persons that may, from time to time, be party hereto as Purchasers (each, a “Purchaser”), and CoBank as administrator for the Purchasers (in such capacity, “Administrator”).
WITNESSETH:
     WHEREAS, the parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement to increase the Facility Limit and to make certain other changes as set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms. Terms defined in the Receivables Purchase Agreement and used herein shall have the meanings given to them in the Receivables Purchase Agreement (as the same may be amended hereby).
     2. Amendment to Section 1.1. of the Receivables Purchase Agreement. Effective as of the Amendment Effective Date (as defined in Section 6 below), each of the parties hereto agrees to amend Section 1.1 of the Receivables Purchase Agreement by deleting the dollar amount $300,000,000 in clause (y) thereof and inserting in lieu thereof the dollar amount $400,000,000.
     3. Amendment to Section 4.1(a) of the Receivables Purchase Agreement. Effective as of the Amendment Effective Date, each of the parties hereto agrees to amend Section 4.1(a) of the Receivables Purchase Agreement by deleting the date July 27, 2007 in Section 4.1(a) and inserting in lieu thereof the date February 15, 2008.
     4. Amendment to Schedule 1 to the Receivables Purchase Agreement. Effective as of the Amendment Effective Date, each of the parties hereto agrees to amend Schedule 1 of the Receivables Purchase Agreement by deleting the existing Schedule 1 and replacing it in its entirety with the new Schedule 1 attached hereto as Amendment Exhibit A.
     5. Amendment to Schedule 12.3(b) to the Receivables Purchase Agreement. Effective as of the Amendment Effective Date, each of the parties hereto agrees to amend

Schedule 12.3(b) of the Receivables Purchase Agreement by deleting the existing Schedule 12.3(b) and replacing it in its entirety with the new Schedule 12.3(b) attached hereto as Amendment Exhibit B.
     6. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:
          (a) each of the signatories to this document shall have delivered, and the Administrator shall have received, an executed copy of this Amendment;
          (b) the Administrator shall have received good standing (and foreign qualification, as applicable) certificates for Seller and each Originator issued by the Secretaries of State of the jurisdictions of their incorporation or formation and their respective principal places of business;
          (c) the Administrator shall have received a certificate of the Secretaries of Seller and each Originator in form and substance reasonably satisfactory to the Administrator certifying (i) a copy of the resolutions of its Board of Directors or Board of Managers, as applicable, approving this Amendment and the transactions contemplated hereby; (ii) the names and true signatures of the officers authorized on its behalf to sign this Amendment (on which certificate the Administrator and the Purchasers may conclusively rely until such time as the Administrator shall receive from Seller or any Originator, as the case may be, a revised certificate meeting the requirements of this Section 6(c)); (iii) a copy of its by-laws, operating agreement or equivalent organizational document(s); and (iv) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment;
          (d) the Administrator shall have received the Certificate of Formation or the Certificate of Incorporation, as applicable, of Seller and each Originator, duly certified by the Secretary of State of the jurisdiction of its formation, as of a recent date reasonably acceptable to Administrator;
          (e) the Administrator shall have received favorable opinions of (i) in-house counsel to each of Servicer, Winfield and Seller as to corporate authority and (ii) Lindquist and Vennum LLP, special counsel to Seller and the Originators as to all other legal matters, in form and substance reasonably satisfactory to the Administrator and its counsel;
          (f) Lindquist and Vennum LLP, special counsel to each of the Originators and Seller, shall have confirmed in writing, in form and substance reasonable satisfactory to the Administrator and its counsel, that the that the execution, delivery and performance of this Amendment by the parties thereto do not adversely affect the conclusions reached in their True Sale/Capital Contribution Opinion dated September 4, 2007;
          (g) the Administrator shall have received evidence of payment by the Seller of all accrued and unpaid Fees (including those contemplated by the Fee Letter),

all of the costs and expenses of this transaction accrued or received prior to the date hereof, including, without limitation, attorneys’ fees of the Administrator, plus such additional amounts of attorneys’ fees as shall constitute the Administrator’s reasonable estimate of attorneys’ fees incurred or to be incurred by it through the closing proceedings, including any such costs, fees and expenses payable in accordance with Section 14.5; and
          (h) the Administrator shall be satisfied that the representations and warranties set forth in Section 7 hereof are true and correct on and as of the Amendment Effective Date.
     7. Representations and Warranties. To induce the Purchasers to enter into this Amendment, by its signature below, each of LOL and Seller hereby represents and warrants to each of the Purchasers that:
          (a) This Amendment has been duly executed and delivered by Seller and LOL. The execution and delivery by Seller and LOL of this Amendment has been duly authorized by proper proceedings, and this Amendment constitutes the legal, valid and binding obligation of Seller and LOL, enforceable against Seller and LOL in accordance with its terms.
          (b) The execution and delivery by Seller and LOL of this Amendment and the performance by Seller and LOL of this Amendment and the Receivables Purchase Agreement as amended hereby (i) are within the corporate or other legal authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings and (iii) do not and will not conflict with or result in any breach or contravention of any Applicable Law or any Contractual Obligation or operating agreement or other governing document of Seller or LOL.
          (c) After giving effect to this Amendment, each of the representations and warranties of each of Seller and LOL contained in Article VI of the Receivables Purchase Agreement or in any certificate or report delivered pursuant to or in connection with the Receivables Purchase Agreement was true in all respects as of the date as of which it was made and is true in all respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).
          (d) After giving effect to this Amendment, no Unmatured Termination Event or Termination Event has occurred and is continuing.
          (e) Each of Seller’s and LOL’s obligations and liabilities to the Purchasers and the Administrator, as evidenced by or otherwise arising under the Receivables Purchase Agreement or the Transaction Documents, are hereby ratified and confirmed in all respects.
     8. Severability; Headings. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subjection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.
     9. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Receivables Purchase Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any that would require a waiver or consent of the Purchasers. Except as expressly amended, modified and supplemented hereby, the provisions of the Receivables Purchase Agreement are and shall remain in full force and effect.
     10. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).
     11. Miscellaneous. From and after the date hereof, each reference to the Receivables Purchase Agreement in the Receivables Purchase Agreement and the other Transaction Documents shall be deemed to be a reference to the Receivables Purchase Agreement as modified by this Amendment. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LOL SPV, LLC, as Seller
By:	/s/ Daniel Knutson
	Name Printed:	Daniel Knutson
	Title:	Senior VP & Chief Financial Officer

LAND O’LAKES, INC., as Servicer
By:	/s/ Daniel Knutson
	Name Printed:	Daniel Knutson
	Title:	Senior VP & Chief Financial Officer

COBANK, ACB, as a Purchaser and as Administrator
By:
Name Printed:
Title:

[Signature Page to First Amendment to Third Amended and Restated RPA]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LOL SPV, LLC, as Seller
By:
Name Printed:
Title:

LAND O’LAKES, INC., as Servicer
By:
Name Printed:
Title:

COBANK, ACB, as a Purchaser and as Administrator
By:	/s/ Michael Tousignant
	Name Printed:	Michael Tousignant
	Title:	Vice President

[Signature Page to First Amendment to Third Amended and Restated RPA]

Amendment Exhibit A
Schedule 1
Purchasers and Pro Rata Shares

Purchaser	Pro Rata Share	Facility Limit
CoBank, ACB	100%	$400,000,000
TOTAL	100%	$400,000,000

Amendment Exhibit B
Schedule 12.3(b)
Participants

Participant	Amount of Participation
CoBank	$145,000,000
US AgBank	$40,000,000
FCB Texas	$35,000,000
FCS WNY	$25,000,000
NWFCS	$25,000,000
Commercial Finance Group	$25,000,000
AgFirst	$22,500,000
First Pioneer	$15,000,000
Greenstone	$15,000,000
Mid-Atlantic	$15,000,000
FCS Financial	$12,500,000
AgStar	$10,000,000
FCSA	$10,000,000
FC Maine	$5,000,000

Total	$400,000,000